UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
May 24, 2018

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company            ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 24, 2018, Independent Bank Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. There were 26,052,651 shares of the Company’s common stock represented in person or by proxy at the meeting, constituting 91.85% of outstanding shares on April 11, 2018, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1: To Elect Four Directors of the Company.
Each of the nominees under this proposal were nominated to be elected as Class II directors. All four of these nominees were duly elected to the Company’s Board of Directors, with shareholders casting votes as follows:

	For	Against/Withhold	Broker Non-Votes
Proposal 1:
William E. Fair	22,307,486	863,522	2,881,643
Mark K. Gormley	22,735,223	435,785	2,881,643
Donald L. Poarch	22,293,214	877,794	2,881,643
Michael T. Viola	22,097,562	1,073,446	2,881,643

Proposal 2: To Approve an Amendment to the Independent Bank Group Inc. 2013 Equity Incentive Plan to Increase the Maximum Number of Shares Issuable thereunder by 1,500,000 from 800,000 to 2,300,000.
This proposal, pursuant to which the amendment to the 2013 Equity Incentive Plan to increase the maximum number of shares thereunder would be approved, was approved with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 2:	16,359,433	6,772,042	39,533	2,881,643

Proposal 3: To Ratify the Appointment of RSM US LLP as the Independent Registered Public Accountants of the Company for the Year Ending December 31, 2018.
This proposal, pursuant to which RSM US LLP’s appointment as the independent registered public accountants for the Company for the year ending December 31, 2018, would be ratified, was ratified with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 3:	25,866,455	178,802	7,394	—

Proposal 4: To conduct a Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (“Say on Pay”).
This proposal to conduct an advisory (non-binding) vote regarding the compensation of the Company’s named Executive Officers was approved, on an advisory basis, with shareholders casting votes as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 4:	21,697,648	1,318,049	155,311	2,881,643

Proposal 5: To Conduct a Non-Binding Advisory Vote Regarding the Frequency of Future Votes Regarding the Compensation of the Company’s Named Executive Officers (“Say on Frequency”).
The shareholders selected, on an advisory (non-binding) basis, an annual frequency for the frequency of future shareholder votes regarding the compensation of the Company’s named executive officers, with shareholders casting votes as follows:

	1 year	2 years	3 years	Abstain	Broker Non-Votes
Proposal 5:	21,963,378	197,747	849,465	160,418	2,881,643

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated May 29, 2018
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President